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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  July 26, 1999

                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                               333-72647             13-3439681
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(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)

388 Greenwich Street, New York, New York                     10013
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code  (212) 783-5635

Seven World Trade Center, New York, New York, 10048
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        It is expected that during August, 1999, a single series of certificates, entitled Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant"), as depositor and a master servicer, special servicer and trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement no. 333-72647 (the "Registration Statement") on Form S-3, and sold to Salomon Smith Barney, Inc. ("Salomon") and Bank of America Securities LLC ("BAS"; and, together with Salomon, the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriters.

        In connection with the issuance of the Underwritten Certificates, the Registrant has engaged Sidley & Austin, New York, New York, to act as special counsel. Pursuant to the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended, specifically Item 601 of Regulation S-K, Sidley & Austin has furnished to the Registrant for filing in connection with the Registration Statement, the opinion of Sidley & Austin with respect to legality (as Exhibit 5.1 hereto), the opinion of Sidley & Austin with respect to certain tax matters (as Exhibit 8.1 hereto) and the consent of Sidley & Austin (as part of Exhibits 5.1 and 8.1) to the use of its name under the captions "Legal Matters" in the prospectus and prospectus supplement relating to the Certificates (the "Prospectus" and "Prospectus Supplement", respectively), the caption "Federal Income Tax Considerations" in the Prospectus and the caption "Certain Federal Income Tax Consequences" in the Prospectus Supplement and to the filing as exhibits to the Registration Statement of the opinions attached hereto as Exhibits 5.1 and 8.1.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

        Not applicable.

(b) Pro forma financial information:

        Not applicable.

                                       -2-




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(c) Exhibits:

Exhibit No.    Description

5.1            Opinion of Sidley & Austin with respect to legality.

8.1            Opinion of Sidley & Austin with respect to certain tax matters.

23.1           Consent of Sidley & Austin (Part of Exhibits 5.1 and 8.1)


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




                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 26, 1999

                                            SALOMON BROTHERS MORTGAGE
                                               SECURITIES VII, INC.


                                            By: /s/ Angela Hutzel
                                               _________________________________
                                               Name: Angela Hutzel
                                               Title: Authorized Signatory

                                  EXHIBIT INDEX

               The following exhibits are filed herewith:

Exhibit No.                                                                           Page No.
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
5.1            Opinion of Sidley & Austin with respect to legality.

8.1            Opinion of Sidley & Austin with respect to certain tax matters.

23.1           Consent of Sidley & Austin (Part of Exhibits 5.1 and 8.1)



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